Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Xenith Bankshares, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission (“Report”), we, T. Gaylon Layfield, III, Chief Executive Officer, and Thomas W. Osgood, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(a)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. Gaylon Layfield, III
T. Gaylon Layfield, III
Chief Executive Officer
Xenith Bankshares, Inc.
Date: March 14, 2017

/s/ Thomas W. Osgood
Thomas W. Osgood
Chief Financial Officer
Xenith Bankshares, Inc.
Date: March 14, 2017